Page 25 of 26 Pages

EXHIBIT 99.4

Agreement of Joint Filing

Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the “Statement”) to which this Agreement is attached as an exhibit, and any amendments thereto, and agree that such Statement, as so filed, is filed on behalf of each of them.

This Agreement of Joint Filing supersedes and replaces the Agreement of Joint Filing dated September 26, 2006.

IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated:	January 31, 2008

BARINGTON COMPANIES EQUITY
PARTNERS, L.P.
By: Barington Companies Investors, LLC, its general partner

By: /s/ James A. Mitarotonda
Name: James A. Mitarotonda
Title: Managing Member

BARINGTON COMPANIES INVESTORS, LLC

By: /s/ James A. Mitarotonda
Name: James A. Mitarotonda
Title: Managing Member

BARINGTON INVESTMENTS, L.P.
By: Barington Companies Advisors, LLC, its general partner

By: /s/ James A. Mitarotonda
Name: James A. Mitarotonda
Title: Managing Member

BARINGTON COMPANIES ADVISORS, LLC.

By: /s/ James A. Mitarotonda
Name: James A. Mitarotonda
Title: Managing Member

Page 26 of 26 Pages

BENCHMARK OPPORTUNITAS FUND PLC
By: Barington Offshore Advisors, LLC

By: /s/ James A. Mitarotonda
Name: James A. Mitarotonda
Title: Managing Member

BARINGTON OFFSHORE ADVISORS, LLC

By: /s/ James A. Mitarotonda
Name: James A. Mitarotonda
Title: Managing member

BARINGTON COMPANIES OFFSHORE FUND, LTD.

By: /s/ James A. Mitarotonda
Name: James A. Mitarotonda
Title: Authorized Signatory

BARINGTON OFFSHORE ADVISORS II, LLC

By: /s/ James A. Mitarotonda
Name: James A. Mitarotonda
Title: Managing Member

BARINGTON CAPITAL GROUP, L.P.
By: LNA Capital Corp., its general partner

By: /s/ James A. Mitarotonda
Name: James A. Mitarotonda
Title: President and CEO

LNA CAPITAL CORP.

By: /s/ James A. Mitarotonda
Name: James A. Mitarotonda
Title: President and CEO

/s/ James A. Mitarotonda
James A. Mitarotonda